SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                October 10, 2006

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                        (fka NetWorth Technolgies, Inc.)
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      000-27842                  52-1988677
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)

                      Garrett Information Enterprise Center
                            685 Mosser Road, Suite 11
                                McHenry, MD 21541
                              --------------------
               (Address of principal executive offices) (Zip Code)

                                 (301) 387-6900
                                 --------------
                         (Registrant's telephone number)

      Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On October 10, 2006 Dan F. Knise resigned from the registrant's Board of Directors. The resignation of Mr. Knise reduces the number of directors to three. Mr. Knise's resignation was not the result of any disagreement that he had with the registrant's operations, policies or practices.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       By: /s/ Dan L. Jonson
                                           -------------------------------------
                                           Dan L. Jonson
                                           President and Chief Executive Officer
                                           SOLUTION TECHNOLOGY
                                           INTERNATIONAL, INC.

Date: October 16, 2006